Exhibit 32.4
Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
     I, Kevin Kyser, Executive Vice President and Chief Financial Officer of Affiliated Computer Services, Inc. (the “Company”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)	Amendment No. 1 to the Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2007, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 19, 2007	/s/ Kevin Kyser
Kevin Kyser,
Executive Vice President and Chief Financial Officer of Affiliated Computer Services, Inc.